Supplemental Information
Second Quarter 2019

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Income statement
Net interest income	$24,564	$23,597	$12,189	$12,375	$12,504	$12,061	$11,828
Noninterest income	21,524	22,022	10,895	10,629	10,173	10,663	10,721
Total revenue, net of interest expense	46,088	45,619	23,084	23,004	22,677	22,724	22,549
Provision for credit losses	1,870	1,661	857	1,013	905	716	827
Noninterest expense	26,492	27,066	13,268	13,224	13,074	13,014	13,224
Income tax expense	3,067	3,190	1,611	1,456	1,420	1,827	1,714
Net income	14,659	13,702	7,348	7,311	7,278	7,167	6,784
Preferred stock dividends	681	746	239	442	239	466	318
Net income applicable to common shareholders	13,978	12,956	7,109	6,869	7,039	6,701	6,466
Diluted earnings per common share	1.45	1.25	0.74	0.70	0.70	0.66	0.63
Average diluted common shares issued and outstanding	9,672.4	10,389.9	9,559.6	9,787.3	9,996.0	10,170.8	10,309.4
Dividends paid per common share	$0.30	$0.24	$0.15	$0.15	$0.15	$0.15	$0.12

Performance ratios
Return on average assets	1.24%	1.19%	1.23%	1.26%	1.24%	1.23%	1.17%
Return on average common shareholders’ equity	11.52	10.80	11.62	11.42	11.57	10.99	10.75
Return on average shareholders’ equity	11.07	10.41	11.00	11.14	10.95	10.74	10.26
Return on average tangible common shareholders’ equity (1)	16.13	15.21	16.24	16.01	16.29	15.48	15.15
Return on average tangible shareholders’ equity (1)	14.99	14.16	14.88	15.10	14.90	14.61	13.95
Efficiency ratio	57.48	59.33	57.48	57.48	57.65	57.27	58.65

At period end
Book value per share of common stock	$26.41	$24.07	$26.41	$25.57	$25.13	$24.33	$24.07
Tangible book value per share of common stock (1)	18.92	17.07	18.92	18.26	17.91	17.23	17.07
Market capitalization	270,935	282,259	270,935	263,992	238,251	290,424	282,259
Number of financial centers - U.S.	4,349	4,433	4,349	4,353	4,341	4,385	4,433
Number of branded ATMs - U.S.	16,561	16,050	16,561	16,378	16,255	16,089	16,050
Headcount	208,984	207,992	208,984	205,292	204,489	204,681	207,992

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 36.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Net interest income
Interest income	$36,394	$31,968	$18,224	$18,170	$17,836	$16,965	$16,369
Interest expense	11,830	8,371	6,035	5,795	5,332	4,904	4,541
Net interest income	24,564	23,597	12,189	12,375	12,504	12,061	11,828

Noninterest income
Fees and commissions	16,028	16,657	8,190	7,838	8,345	8,076	8,317
Trading account income	4,683	4,704	2,345	2,338	1,448	1,717	2,151
Other income	813	661	360	453	380	870	253
Total noninterest income	21,524	22,022	10,895	10,629	10,173	10,663	10,721
Total revenue, net of interest expense	46,088	45,619	23,084	23,004	22,677	22,724	22,549

Provision for credit losses	1,870	1,661	857	1,013	905	716	827

Noninterest expense
Compensation and benefits	16,221	16,424	7,972	8,249	7,735	7,721	7,944
Occupancy and equipment	3,245	3,198	1,640	1,605	1,593	1,589	1,591
Information processing and communications	2,321	2,286	1,157	1,164	1,156	1,113	1,121
Product delivery and transaction related	1,371	1,462	709	662	708	687	706
Marketing	970	740	528	442	513	421	395
Professional fees	769	780	409	360	480	439	399
Other general operating	1,595	2,176	853	742	889	1,044	1,068
Total noninterest expense	26,492	27,066	13,268	13,224	13,074	13,014	13,224
Income before income taxes	17,726	16,892	8,959	8,767	8,698	8,994	8,498
Income tax expense	3,067	3,190	1,611	1,456	1,420	1,827	1,714
Net income	$14,659	$13,702	$7,348	$7,311	$7,278	$7,167	$6,784
Preferred stock dividends	681	746	239	442	239	466	318
Net income applicable to common shareholders	$13,978	$12,956	$7,109	$6,869	$7,039	$6,701	$6,466

Per common share information
Earnings	$1.45	$1.26	$0.75	$0.71	$0.71	$0.67	$0.64
Diluted earnings	1.45	1.25	0.74	0.70	0.70	0.66	0.63
Average common shares issued and outstanding	9,624.0	10,251.7	9,523.2	9,725.9	9,855.8	10,031.6	10,181.7
Average diluted common shares issued and outstanding	9,672.4	10,389.9	9,559.6	9,787.3	9,996.0	10,170.8	10,309.4

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Net income	$14,659	$13,702	$7,348	$7,311	$7,278	$7,167	$6,784
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	4,693	(4,994)	2,384	2,309	2,213	(1,172)	(1,031)
Net change in debit valuation adjustments	(501)	452	(138)	(363)	566	(269)	179
Net change in derivatives	533	(367)	304	229	293	21	(92)
Employee benefit plan adjustments	57	60	29	28	(496)	31	30
Net change in foreign currency translation adjustments	(48)	(189)	(14)	(34)	49	(114)	(141)
Other comprehensive income (loss)	4,734	(5,038)	2,565	2,169	2,625	(1,503)	(1,055)
Comprehensive income	$19,393	$8,664	$9,913	$9,480	$9,903	$5,664	$5,729

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Net interest income
Interest income
Loans and leases	$21,827	$19,694	$10,942	$10,885	$10,716	$10,401	$10,071
Debt securities	6,136	5,660	3,017	3,119	3,078	2,986	2,856
Federal funds sold and securities borrowed or purchased under agreements to resell	2,504	1,331	1,309	1,195	1,046	799	709
Trading account assets	2,643	2,334	1,321	1,322	1,305	1,172	1,198
Other interest income	3,284	2,949	1,635	1,649	1,691	1,607	1,535
Total interest income	36,394	31,968	18,224	18,170	17,836	16,965	16,369

Interest expense
Deposits	3,760	1,703	1,965	1,795	1,562	1,230	943
Short-term borrowings	3,849	2,597	1,997	1,852	1,716	1,526	1,462
Trading account liabilities	664	705	319	345	318	335	348
Long-term debt	3,557	3,366	1,754	1,803	1,736	1,813	1,788
Total interest expense	11,830	8,371	6,035	5,795	5,332	4,904	4,541
Net interest income	$24,564	$23,597	$12,189	$12,375	$12,504	$12,061	$11,828

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$1,864	$1,925	$968	$896	$1,016	$925	$1,011
Other card income	957	960	478	479	506	492	472
Total card income	2,821	2,885	1,446	1,375	1,522	1,417	1,483
Service charges
Deposit-related fees	3,218	3,326	1,638	1,580	1,659	1,682	1,680
Lending-related fees	524	549	265	259	272	279	274
Total service charges	3,742	3,875	1,903	1,839	1,931	1,961	1,954
Investment and brokerage services
Asset management fees	4,994	5,077	2,554	2,440	2,536	2,576	2,513
Brokerage fees	1,836	2,045	916	920	1,008	918	945
Total investment and brokerage services	6,830	7,122	3,470	3,360	3,544	3,494	3,458
Investment banking fees
Underwriting income	1,458	1,460	792	666	562	701	719
Syndication fees	546	716	291	255	389	241	400
Financial advisory services	631	599	288	343	397	262	303
Total investment banking fees	2,635	2,775	1,371	1,264	1,348	1,204	1,422
Total fees and commissions	16,028	16,657	8,190	7,838	8,345	8,076	8,317
Trading account income	4,683	4,704	2,345	2,338	1,448	1,717	2,151
Other income	813	661	360	453	380	870	253
Total noninterest income	$21,524	$22,022	$10,895	$10,629	$10,173	$10,663	$10,721

(1)
Gross interchange fees were $4.8 billion and $4.6 billion and are presented net of $3.0 billion and $2.7 billion of expenses for rewards and partner payments for the six months ended June 30, 2019 and 2018, respectively. Gross interchange fees were $2.5 billion, $2.3 billion, $2.5 billion, $2.4 billion and $2.4 billion and are presented net of $1.6 billion, $1.4 billion, $1.5 billion, $1.5 billion and $1.4 billion of expenses for rewards and partner payments for the second and first quarters of 2019 and the fourth, third and second quarters of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2019	March 31 2019	June 30 2018
Assets
Cash and due from banks	$29,409	$28,083	$29,365
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	141,985	143,540	141,834
Cash and cash equivalents	171,394	171,623	171,199
Time deposits placed and other short-term investments	8,692	9,480	8,212
Federal funds sold and securities borrowed or purchased under agreements to resell	248,077	267,017	226,486
Trading account assets	251,987	239,062	203,420
Derivative assets	44,912	42,391	45,210
Debt securities:
Carried at fair value	246,094	241,956	275,256
Held-to-maturity, at cost	199,981	198,718	163,013
Total debt securities	446,075	440,674	438,269
Loans and leases	963,800	945,615	935,824
Allowance for loan and lease losses	(9,527)	(9,577)	(10,050)
Loans and leases, net of allowance	954,273	936,038	925,774
Premises and equipment, net	10,426	10,251	9,537
Goodwill	68,951	68,951	68,951
Loans held-for-sale	5,416	6,297	6,511
Customer and other receivables	53,329	53,496	57,813
Other assets	132,360	131,884	130,288
Total assets	$2,395,892	$2,377,164	$2,291,670

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$393,567	$395,350	$420,995
Interest-bearing	900,434	907,076	811,193
Deposits in non-U.S. offices:
Noninterest-bearing	12,864	12,066	14,247
Interest-bearing	68,228	64,845	63,256
Total deposits	1,375,093	1,379,337	1,309,691
Federal funds purchased and securities loaned or sold under agreements to repurchase	194,948	188,451	177,903
Trading account liabilities	82,150	84,410	87,028
Derivative liabilities	38,380	36,338	33,605
Short-term borrowings	27,244	14,008	40,622
Accrued expenses and other liabilities	168,658	173,681	151,949
Long-term debt	238,011	233,929	226,656
Total liabilities	2,124,484	2,110,154	2,027,454
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,939,040, 3,843,140 and 3,872,702 shares	24,689	22,326	23,181
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 9,342,601,750, 9,568,389,268 and 10,012,719,225 shares	106,619	112,838	128,822
Retained earnings	147,577	141,888	125,546
Accumulated other comprehensive income (loss)	(7,477)	(10,042)	(13,333)
Total shareholders’ equity	271,408	267,010	264,216
Total liabilities and shareholders’ equity	$2,395,892	$2,377,164	$2,291,670

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,469	$5,453	$5,692
Loans and leases	40,676	41,528	45,483
Allowance for loan and lease losses	(882)	(884)	(959)
Loans and leases, net of allowance	39,794	40,644	44,524
All other assets	342	332	399
Total assets of consolidated variable interest entities	$45,605	$46,429	$50,615

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$1,845	$1,547	$396
Long-term debt	7,133	8,182	9,865
All other liabilities	27	25	39
Total liabilities of consolidated variable interest entities	$9,005	$9,754	$10,300

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	June 30 2019	March 31 2019	June 30 2018
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$171,498	$169,243	$164,872
Tier 1 capital	195,539	190,963	187,506
Total capital	229,000	223,745	220,230
Risk-weighted assets	1,466,458	1,454,657	1,443,654
Common equity tier 1 capital ratio	11.7%	11.6%	11.4%
Tier 1 capital ratio	13.3	13.1	13.0
Total capital ratio	15.6	15.4	15.3

Advanced Approaches
Common equity tier 1 capital	$171,498	$169,243	$164,872
Tier 1 capital	195,539	190,963	187,506
Total capital	220,936	215,634	211,973
Risk-weighted assets	1,431,201	1,422,631	1,436,949
Common equity tier 1 capital ratio	12.0%	11.9%	11.5%
Tier 1 capital ratio	13.7	13.4	13.0
Total capital ratio	15.4	15.2	14.8

Leverage-based metrics (1)
Adjusted average assets	$2,322,381	$2,283,978	$2,244,553
Tier 1 leverage ratio	8.4%	8.4%	8.4%

Supplementary leverage exposure	$2,872,354	$2,822,231	$2,803,331
Supplementary leverage ratio	6.8%	6.8%	6.7%

Tangible equity ratio (2)	8.7	8.5	8.7
Tangible common equity ratio (2)	7.6	7.6	7.7

(1)
Regulatory capital ratios at June 30, 2019 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy.

(2)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 36.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2019			First Quarter 2019			Second Quarter 2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$122,395	$495	1.62%	$134,962	$506	1.52%	$144,983	$487	1.35%
Time deposits placed and other short-term investments	9,798	61	2.51	8,453	59	2.82	10,015	48	1.91
Federal funds sold and securities borrowed or purchased under agreements to resell	281,085	1,309	1.87	274,308	1,195	1.77	251,880	709	1.13
Trading account assets	146,865	1,337	3.65	140,228	1,341	3.87	132,799	1,232	3.72
Debt securities	446,447	3,047	2.72	441,680	3,148	2.83	429,191	2,885	2.64
Loans and leases (1):
Residential mortgage	215,822	1,899	3.52	210,174	1,862	3.55	206,083	1,798	3.49
Home equity	45,944	587	5.12	47,690	593	5.03	54,863	640	4.68
U.S. credit card	93,627	2,511	10.76	95,008	2,530	10.80	93,531	2,298	9.86
Direct/Indirect and other consumer	90,453	830	3.68	90,430	821	3.69	93,620	766	3.28
Total consumer	445,846	5,827	5.24	443,302	5,806	5.29	448,097	5,502	4.92
U.S. commercial	318,243	3,382	4.26	316,089	3,349	4.29	305,372	2,983	3.92
Non-U.S. commercial	103,844	894	3.45	101,996	886	3.52	99,255	816	3.30
Commercial real estate	61,778	720	4.67	60,859	702	4.68	60,653	646	4.27
Commercial lease financing	20,814	172	3.32	21,774	196	3.60	21,441	168	3.14
Total commercial	504,679	5,168	4.11	500,718	5,133	4.15	486,721	4,613	3.80
Total loans and leases	950,525	10,995	4.64	944,020	10,939	4.69	934,818	10,115	4.34
Other earning assets	66,607	1,129	6.79	67,667	1,135	6.80	78,244	1,047	5.36
Total earning assets (2)	2,023,722	18,373	3.64	2,011,318	18,323	3.68	1,981,930	16,523	3.34
Cash and due from banks	25,951			25,824			25,329
Other assets, less allowance for loan and lease losses	349,378			323,850			315,419
Total assets	$2,399,051			$2,360,992			$2,322,678

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2019	First Quarter 2019	Second Quarter 2018
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$18	$11	$—
Federal funds sold and securities borrowed or purchased under agreements to resell	(63)	(74)	(39)
Debt securities	1	(1)	—
U.S. commercial loans and leases	(9)	(9)	(10)
Net hedge expense on assets	$(53)	$(73)	$(49)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2019			First Quarter 2019			Second Quarter 2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$52,987	$2	0.01%	$53,573	$1	0.01%	$55,734	$2	0.01%
NOW and money market deposit accounts	737,095	1,228	0.67	731,025	1,157	0.64	664,002	536	0.32
Consumer CDs and IRAs	45,375	105	0.93	41,791	74	0.72	39,953	36	0.36
Negotiable CDs, public funds and other deposits	69,966	408	2.35	65,974	367	2.25	44,539	197	1.78
Total U.S. interest-bearing deposits	905,423	1,743	0.77	892,363	1,599	0.73	804,228	771	0.38
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,033	5	0.96	2,387	6	1.02	2,329	11	1.89
Governments and official institutions	179	—	0.05	178	—	0.11	1,113	—	0.01
Time, savings and other	68,706	217	1.26	64,212	190	1.20	65,326	161	0.99
Total non-U.S. interest-bearing deposits	70,918	222	1.25	66,777	196	1.19	68,768	172	1.00
Total interest-bearing deposits	976,341	1,965	0.81	959,140	1,795	0.76	872,996	943	0.43
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	278,198	1,997	2.89	265,163	1,852	2.83	272,777	1,462	2.15
Trading account liabilities	47,022	319	2.72	45,593	345	3.07	52,228	348	2.67
Long-term debt	201,007	1,754	3.49	196,726	1,803	3.69	199,448	1,788	3.59
Total interest-bearing liabilities (1)	1,502,568	6,035	1.61	1,466,622	5,795	1.60	1,397,449	4,541	1.30
Noninterest-bearing sources:
Noninterest-bearing deposits	399,109			400,724			427,663
Other liabilities (2)	229,399			227,429			232,385
Shareholders’ equity	267,975			266,217			265,181
Total liabilities and shareholders’ equity	$2,399,051			$2,360,992			$2,322,678
Net interest spread			2.03%			2.08%			2.04%
Impact of noninterest-bearing sources			0.41			0.43			0.37
Net interest income/yield on earning assets (3)		$12,338	2.44%		$12,528	2.51%		$11,982	2.41%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2019	First Quarter 2019	Second Quarter 2018
NOW and money market deposit accounts	$—	$—	$(1)
Consumer CDs and IRAs	5	5	6
Negotiable CDs, public funds and other deposits	3	3	4
Banks located in non-U.S. countries	4	4	4
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	5	5	30
Long-term debt	(8)	33	(10)
Net hedge expense on liabilities	$9	$50	$33

(2)	Includes $35.0 billion, $31.4 billion and $29.7 billion of structured notes and liabilities for the second and first quarters of 2019 and the second quarter of 2018, respectively.

(3)	Net interest income includes FTE adjustments of $149 million, $153 million and $154 million for the second and first quarters of 2019 and the second quarter of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Six Months Ended June 30
	2019			2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$128,644	$1,001	1.57%	$142,628	$909	1.29%
Time deposits placed and other short-term investments	9,129	120	2.65	10,398	109	2.12
Federal funds sold and securities borrowed or purchased under agreements to resell	277,715	2,504	1.82	250,110	1,331	1.07
Trading account assets	143,565	2,678	3.76	131,966	2,379	3.63
Debt securities	444,077	6,195	2.78	431,133	5,715	2.61
Loans and leases (1):
Residential mortgage	213,014	3,761	3.53	205,460	3,580	3.49
Home equity	46,812	1,180	5.07	55,902	1,283	4.62
U.S. credit card	94,313	5,041	10.78	93,975	4,611	9.89
Direct/Indirect and other consumer	90,442	1,651	3.68	94,451	1,494	3.19
Total consumer	444,581	11,633	5.26	449,788	10,968	4.90
U.S. commercial	317,173	6,731	4.28	302,626	5,700	3.80
Non-U.S. commercial	102,925	1,780	3.49	99,379	1,554	3.15
Commercial real estate	61,321	1,422	4.68	59,946	1,233	4.15
Commercial lease financing	21,291	368	3.46	21,636	343	3.17
Total commercial	502,710	10,301	4.13	483,587	8,830	3.68
Total loans and leases	947,291	21,934	4.66	933,375	19,798	4.27
Other earning assets	67,134	2,264	6.79	81,277	2,031	5.03
Total earning assets (2)	2,017,555	36,696	3.66	1,980,887	32,272	3.28
Cash and due from banks	25,888			25,800
Other assets, less allowance for loan and lease losses	336,684			317,582
Total assets	$2,380,127			$2,324,269

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$29	$—
Federal funds sold and securities borrowed or purchased under agreements to resell	(137)	(34)
Debt securities	—	(3)
U.S. commercial loans and leases	(18)	(19)
Net hedge expense on assets	$(126)	$(56)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Six Months Ended June 30
	2019			2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$53,278	$3	0.01%	$55,243	$3	0.01%
NOW and money market deposit accounts	734,077	2,385	0.66	661,531	942	0.29
Consumer CDs and IRAs	43,593	179	0.83	40,629	69	0.34
Negotiable CDs, public funds and other deposits	67,981	775	2.30	42,600	354	1.68
Total U.S. interest-bearing deposits	898,929	3,342	0.75	800,003	1,368	0.34
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,209	11	0.99	2,287	20	1.79
Governments and official institutions	178	—	0.08	1,133	—	0.01
Time, savings and other	66,472	407	1.23	66,325	315	0.95
Total non-U.S. interest-bearing deposits	68,859	418	1.22	69,745	335	0.97
Total interest-bearing deposits	967,788	3,760	0.78	869,748	1,703	0.39
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	271,716	3,849	2.86	276,269	2,597	1.90
Trading account liabilities	46,312	664	2.89	53,787	705	2.64
Long-term debt	198,878	3,557	3.59	198,622	3,366	3.40
Total interest-bearing liabilities (1)	1,484,694	11,830	1.61	1,398,426	8,371	1.21
Noninterest-bearing sources:
Noninterest-bearing deposits	399,912			429,225
Other liabilities (2)	228,420			231,288
Shareholders’ equity	267,101			265,330
Total liabilities and shareholders’ equity	$2,380,127			$2,324,269
Net interest spread			2.05%			2.07%
Impact of noninterest-bearing sources			0.43			0.35
Net interest income/yield on earning assets (3)		$24,866	2.48%		$23,901	2.42%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
NOW and money market deposit accounts	$—	$(1)
Consumer CDs and IRAs	10	11
Negotiable CDs, public funds and other deposits	6	7
Banks located in non-U.S. countries	8	9
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	10	59
Long-term debt	25	(256)
Net hedge (income) expense on liabilities	$59	$(171)

(2)	Includes $33.2 billion and $30.8 billion of structured notes and liabilities for the six months ended June 30, 2019 and 2018.

(3)	Net interest income includes FTE adjustments of $302 million and $304 million for the six months ended June 30, 2019 and 2018.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	June 30, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$125,792	$576	$(799)	$125,569
Agency-collateralized mortgage obligations	5,157	80	(27)	5,210
Commercial	14,313	228	(16)	14,525
Non-agency residential	1,789	242	(9)	2,022
Total mortgage-backed securities	147,051	1,126	(851)	147,326
U.S. Treasury and agency securities	56,157	908	(246)	56,819
Non-U.S. securities	11,178	8	(1)	11,185
Other taxable securities, substantially all asset-backed securities	3,622	73	—	3,695
Total taxable securities	218,008	2,115	(1,098)	219,025
Tax-exempt securities	16,799	189	(34)	16,954
Total available-for-sale debt securities	234,807	2,304	(1,132)	235,979
Other debt securities carried at fair value	9,941	196	(22)	10,115
Total debt securities carried at fair value	244,748	2,500	(1,154)	246,094
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	199,981	3,339	(836)	202,484
Total debt securities	$444,729	$5,839	$(1,990)	$448,578

	March 31, 2019
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$118,899	$217	$(1,951)	$117,165
Agency-collateralized mortgage obligations	5,411	35	(67)	5,379
Commercial	14,489	48	(168)	14,369
Non-agency residential	1,772	251	(8)	2,015
Total mortgage-backed securities	140,571	551	(2,194)	138,928
U.S. Treasury and agency securities	61,461	261	(698)	61,024
Non-U.S. securities	10,759	5	(2)	10,762
Other taxable securities, substantially all asset-backed securities	3,375	59	(1)	3,433
Total taxable securities	216,166	876	(2,895)	214,147
Tax-exempt securities	17,360	148	(42)	17,466
Total available-for-sale debt securities	233,526	1,024	(2,937)	231,613
Other debt securities carried at fair value	10,152	211	(20)	10,343
Total debt securities carried at fair value	243,678	1,235	(2,957)	241,956
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	198,718	1,949	(2,137)	198,530
Total debt securities	$442,396	$3,184	$(5,094)	$440,486

Other Debt Securities Carried at Fair Value
(Dollars in millions)	June 30 2019	March 31 2019
Mortgage-backed securities	$1,598	$2,651
Non-U.S. securities (1)	8,514	7,689
Other taxable securities, substantially all asset-backed securities	3	3
Total	$10,115	$10,343

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Fully taxable-equivalent (FTE) basis data (1)
Net interest income	$24,866	$23,901	$12,338	$12,528	$12,659	$12,212	$11,982
Total revenue, net of interest expense	46,390	45,923	23,233	23,157	22,832	22,875	22,703
Net interest yield	2.48%	2.42%	2.44%	2.51%	2.52%	2.45%	2.41%
Efficiency ratio	57.11	58.94	57.11	57.10	57.26	56.89	58.25

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $302 million and $304 million for the six months ended June 30, 2019 and 2018, and $149 million and $153 million for the second and first quarters of 2019, and $155 million, $151 million and $154 million for the fourth, third and second quarters of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,338	$7,116	$1,624	$2,709	$811	$78
Noninterest income
Fees and commissions:
Card income	1,446	1,268	22	134	23	(1)
Service charges	1,903	1,045	15	749	87	7
Investment and brokerage services	3,470	75	2,963	7	433	(8)
Investment banking fees	1,371	—	127	717	584	(57)
Total fees and commissions	8,190	2,388	3,127	1,607	1,127	(59)
Trading account income	2,345	2	30	56	1,961	296
Other income (loss)	360	211	119	603	246	(819)
Total noninterest income (loss)	10,895	2,601	3,276	2,266	3,334	(582)
Total revenue, net of interest expense	23,233	9,717	4,900	4,975	4,145	(504)
Provision for credit losses	857	947	21	125	5	(241)
Noninterest expense	13,268	4,407	3,458	2,212	2,677	514
Income (loss) before income taxes	9,108	4,363	1,421	2,638	1,463	(777)
Income tax expense (benefit)	1,760	1,069	348	712	417	(786)
Net income	$7,348	$3,294	$1,073	$1,926	$1,046	$9

Average
Total loans and leases	$950,525	$296,388	$166,324	$372,531	$70,587	$44,695
Total assets (1)	2,399,051	779,384	289,819	442,591	685,411	201,846
Total deposits	1,375,450	707,028	253,925	362,619	31,128	20,750
Quarter end
Total loans and leases	$963,800	$300,412	$168,993	$376,948	$74,136	$43,311
Total assets (1)	2,395,892	786,963	287,878	440,352	674,985	205,714
Total deposits	1,375,093	714,223	251,818	358,902	29,961	20,189

	First Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,528	$7,106	$1,684	$2,790	$953	$(5)
Noninterest income
Fees and commissions:
Card income	1,375	1,197	26	131	20	1
Service charges	1,839	1,020	18	713	82	6
Investment and brokerage services	3,360	73	2,842	9	444	(8)
Investment banking fees	1,264	—	80	709	537	(62)
Total fees and commissions	7,838	2,290	2,966	1,562	1,083	(63)
Trading account income	2,338	2	34	50	2,082	170
Other income (loss)	453	234	136	753	63	(733)
Total noninterest income (loss)	10,629	2,526	3,136	2,365	3,228	(626)
Total revenue, net of interest expense	23,157	9,632	4,820	5,155	4,181	(631)
Provision for credit losses	1,013	974	5	111	(23)	(54)
Noninterest expense	13,224	4,356	3,428	2,266	2,755	419
Income (loss) before income taxes	8,920	4,302	1,387	2,778	1,449	(996)
Income tax expense (benefit)	1,609	1,054	340	750	413	(948)
Net income (loss)	$7,311	$3,248	$1,047	$2,028	$1,036	$(48)

Average
Total loans and leases	$944,020	$292,269	$164,403	$370,108	$70,080	$47,160
Total assets (1)	2,360,992	769,262	297,123	434,920	664,052	195,635
Total deposits	1,359,864	696,939	261,831	349,037	31,366	20,691
Quarter end
Total loans and leases	$945,615	$292,454	$164,483	$373,017	$70,052	$45,609
Total assets (1)	2,377,164	794,510	296,785	436,066	671,123	178,680
Total deposits	1,379,337	721,727	261,168	343,897	31,073	21,472

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,982	$6,593	$1,538	$2,739	$968	$144
Noninterest income
Fees and commissions:
Card income	1,483	1,292	38	130	23	—
Service charges	1,954	1,072	17	768	90	7
Investment and brokerage services	3,458	80	2,937	18	430	(7)
Investment banking fees	1,422	—	72	743	651	(44)
Total fees and commissions	8,317	2,444	3,064	1,659	1,194	(44)
Trading account income	2,151	2	28	64	2,020	37
Other income (loss)	253	194	112	552	69	(674)
Total noninterest income (loss)	10,721	2,640	3,204	2,275	3,283	(681)
Total revenue, net of interest expense	22,703	9,233	4,742	5,014	4,251	(537)
Provision for credit losses	827	944	12	(23)	(1)	(105)
Noninterest expense	13,224	4,367	3,427	2,185	2,726	519
Income (loss) before income taxes	8,652	3,922	1,303	2,852	1,526	(951)
Income tax expense (benefit)	1,868	1,000	332	741	397	(602)
Net income (loss)	$6,784	$2,922	$971	$2,111	$1,129	$(349)

Average
Total loans and leases	$934,818	$280,689	$160,833	$355,088	$75,053	$63,155
Total assets (1)	2,322,678	759,982	272,318	424,540	678,501	187,337
Total deposits	1,300,659	687,812	236,214	323,215	30,736	22,682
Quarter end
Total loans and leases	$935,824	$283,565	$162,034	$355,473	$73,496	$61,256
Total assets (1)	2,291,670	768,188	270,915	426,448	637,110	189,009
Total deposits	1,309,691	695,530	233,925	326,029	31,450	22,757

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$24,866	$14,222	$3,308	$5,499	$1,764	$73
Noninterest income
Fees and commissions:
Card income	2,821	2,465	48	265	43	—
Service charges	3,742	2,065	33	1,462	169	13
Investment and brokerage services	6,830	148	5,805	16	877	(16)
Investment banking fees	2,635	—	207	1,426	1,121	(119)
Total fees and commissions	16,028	4,678	6,093	3,169	2,210	(122)
Trading account income	4,683	4	64	106	4,043	466
Other income (loss)	813	445	255	1,356	309	(1,552)
Total noninterest income (loss)	21,524	5,127	6,412	4,631	6,562	(1,208)
Total revenue, net of interest expense	46,390	19,349	9,720	10,130	8,326	(1,135)
Provision for credit losses	1,870	1,921	26	236	(18)	(295)
Noninterest expense	26,492	8,763	6,886	4,478	5,432	933
Income (loss) before income taxes	18,028	8,665	2,808	5,416	2,912	(1,773)
Income tax expense (benefit)	3,369	2,123	688	1,462	830	(1,734)
Net income (loss)	$14,659	$6,542	$2,120	$3,954	$2,082	$(39)

Average
Total loans and leases	$947,291	$294,340	$165,369	$371,326	$70,335	$45,921
Total assets (1)	2,380,127	774,351	293,451	435,803	674,790	201,732
Total deposits	1,367,700	702,011	257,856	355,866	31,246	20,721
Period end
Total loans and leases	$963,800	$300,412	$168,993	$376,948	$74,136	$43,311
Total assets (1)	2,395,892	786,963	287,878	440,352	674,985	205,714
Total deposits	1,375,093	714,223	251,818	358,902	29,961	20,189

	Six Months Ended June 30, 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$23,901	$13,070	$3,122	$5,418	$1,989	$302
Noninterest income
Fees and commissions:
Card income	2,885	2,526	58	258	42	1
Service charges	3,875	2,116	36	1,532	180	11
Investment and brokerage services	7,122	162	5,977	44	918	21
Investment banking fees	2,775	—	157	1,487	1,261	(130)
Total fees and commissions	16,657	4,804	6,228	3,321	2,401	(97)
Trading account income (loss)	4,704	4	56	124	4,577	(57)
Other income (loss)	661	336	191	1,146	96	(1,108)
Total noninterest income (loss)	22,022	5,144	6,475	4,591	7,074	(1,262)
Total revenue, net of interest expense	45,923	18,214	9,597	10,009	9,063	(960)
Provision for credit losses	1,661	1,879	50	(7)	(4)	(257)
Noninterest expense	27,066	8,915	7,008	4,477	5,651	1,015
Income (loss) before income taxes	17,196	7,420	2,539	5,539	3,416	(1,718)
Income tax expense (benefit)	3,494	1,893	647	1,440	888	(1,374)
Net income (loss)	$13,702	$5,527	$1,892	$4,099	$2,528	$(344)

Average
Total loans and leases	$933,375	$280,126	$159,969	$353,398	$74,412	$65,470
Total assets (1)	2,324,269	753,352	275,997	423,209	678,428	193,283
Total deposits	1,298,973	681,119	239,627	323,807	31,524	22,896
Period end
Total loans and leases	$935,824	$283,565	$162,034	$355,473	$73,496	$61,256
Total assets (1)	2,291,670	768,188	270,915	426,448	637,110	189,009
Total deposits	1,309,691	695,530	233,925	326,029	31,450	22,757

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Net interest income	$14,222	$13,070	$7,116	$7,106	$7,111	$6,844	$6,593
Noninterest income:
Card income	2,465	2,526	1,268	1,197	1,339	1,237	1,292
Service charges	2,065	2,116	1,045	1,020	1,086	1,098	1,072
All other income	597	502	288	309	426	263	276
Total noninterest income	5,127	5,144	2,601	2,526	2,851	2,598	2,640
Total revenue, net of interest expense	19,349	18,214	9,717	9,632	9,962	9,442	9,233

Provision for credit losses	1,921	1,879	947	974	915	870	944

Noninterest expense	8,763	8,915	4,407	4,356	4,436	4,325	4,367
Income before income taxes	8,665	7,420	4,363	4,302	4,611	4,247	3,922
Income tax expense	2,123	1,893	1,069	1,054	1,174	1,082	1,000
Net income	$6,542	$5,527	$3,294	$3,248	$3,437	$3,165	$2,922

Net interest yield	3.92%	3.69%	3.87%	3.96%	3.92%	3.77%	3.67%
Return on average allocated capital (1)	36	30	36	36	37	34	32
Efficiency ratio	45.29	48.95	45.37	45.22	44.54	45.81	47.31

Balance Sheet
Average
Total loans and leases	$294,340	$280,126	$296,388	$292,269	$289,862	$284,994	$280,689
Total earning assets (2)	732,543	714,345	737,678	727,350	719,329	720,643	720,871
Total assets (2)	774,351	753,352	779,384	769,262	759,027	759,665	759,982
Total deposits	702,011	681,119	707,028	696,939	686,826	687,530	687,812
Allocated capital (1)	37,000	37,000	37,000	37,000	37,000	37,000	37,000

Period end
Total loans and leases	$300,412	$283,565	$300,412	$292,454	$294,335	$287,277	$283,565
Total earning assets (2)	744,219	729,029	744,219	752,620	728,813	726,486	729,029
Total assets (2)	786,963	768,188	786,963	794,510	768,881	765,498	768,188
Total deposits	714,223	695,530	714,223	721,727	696,146	692,770	695,530

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Average deposit balances
Checking	$369,435	$346,474	$373,912	$364,908	$356,609	$354,013	$351,686
Savings	51,492	53,563	51,688	51,294	50,968	52,306	54,052
MMS	241,751	241,286	241,050	242,460	241,576	243,064	242,841
CDs and IRAs	36,577	36,767	37,577	35,566	34,831	35,225	36,173
Other	2,756	3,029	2,801	2,711	2,842	2,922	3,060
Total average deposit balances	$702,011	$681,119	$707,028	$696,939	$686,826	$687,530	$687,812

Deposit spreads (excludes noninterest costs)
Checking	2.32%	2.11%	2.34%	2.31%	2.23%	2.18%	2.13%
Savings	2.54	2.39	2.55	2.53	2.49	2.45	2.40
MMS	2.47	1.92	2.50	2.45	2.29	2.15	2.00
CDs and IRAs	2.31	1.88	2.21	2.42	2.40	2.22	2.02
Other	2.76	1.95	2.74	2.78	2.61	2.47	2.16
Total deposit spreads	2.39	2.05	2.40	2.38	2.28	2.19	2.10

Consumer investment assets	$219,732	$191,472	$219,732	$210,930	$185,881	$203,882	$191,472

Active digital banking users (units in thousands) (1)	37,292	35,722	37,292	37,034	36,264	36,174	35,722
Active mobile banking users (units in thousands)	27,818	25,335	27,818	27,127	26,433	25,990	25,335
Financial centers	4,349	4,433	4,349	4,353	4,341	4,385	4,433
ATMs	16,561	16,050	16,561	16,378	16,255	16,089	16,050

Total U.S. credit card (2)
Loans
Average credit card outstandings	$94,313	$93,975	$93,627	$95,008	$95,766	$94,710	$93,531
Ending credit card outstandings	93,989	94,790	93,989	93,009	98,338	94,829	94,790
Credit quality
Net charge-offs	$1,507	$1,440	$762	$745	$699	$698	$739
	3.22%	3.09%	3.26%	3.18%	2.90%	2.92%	3.17%
30+ delinquency	$1,838	$1,695	$1,838	$1,932	$1,989	$1,805	$1,695
	1.96%	1.79%	1.96%	2.08%	2.02%	1.90%	1.79%
90+ delinquency	$941	$865	$941	$1,005	$994	$872	$865
	1.00%	0.91%	1.00%	1.08%	1.01%	0.92%	0.91%
Other Total U.S. credit card indicators (2)
Gross interest yield	10.78%	9.90%	10.76%	10.80%	10.49%	10.20%	9.86%
Risk-adjusted margin	7.98	8.09	7.93	8.03	8.73	8.08	7.96
New accounts (in thousands)	2,102	2,380	1,068	1,034	1,048	1,116	1,186
Purchase volumes	$133,039	$128,168	$70,288	$62,751	$70,048	$66,490	$66,821

Debit card data
Purchase volumes	$162,540	$156,749	$84,046	$78,494	$81,893	$79,920	$80,697

Loan production (3)
Total (4):
First mortgage	$29,689	$21,096	$18,229	$11,460	$9,417	$10,682	$11,672
Home equity	5,593	7,830	2,768	2,825	3,640	3,399	4,081
Consumer Banking:
First mortgage	$20,912	$13,845	$12,757	$8,155	$6,227	$7,208	$7,881
Home equity	4,890	6,989	2,405	2,485	3,209	3,053	3,644

(1)	Active digital banking users represents mobile and/or online users.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2019			First Quarter 2019
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$7,116	$4,363	$2,753	$7,106	$4,307	$2,799
Noninterest income:
Card income	1,268	(6)	1,274	1,197	(7)	1,204
Service charges	1,045	1,044	1	1,020	1,020	—
All other income	288	210	78	309	232	77
Total noninterest income	2,601	1,248	1,353	2,526	1,245	1,281
Total revenue, net of interest expense	9,717	5,611	4,106	9,632	5,552	4,080

Provision for credit losses	947	44	903	974	46	928

Noninterest expense	4,407	2,663	1,744	4,356	2,639	1,717
Income before income taxes	4,363	2,904	1,459	4,302	2,867	1,435
Income tax expense	1,069	712	357	1,054	702	352
Net income	$3,294	$2,192	$1,102	$3,248	$2,165	$1,083

Net interest yield	3.87%	2.49%	3.79%	3.96%	2.52%	3.95%
Return on average allocated capital (1)	36	73	18	36	73	18
Efficiency ratio	45.37	47.51	42.45	45.22	47.52	42.09

Balance Sheet
Average
Total loans and leases	$296,388	$5,333	$291,055	$292,269	$5,313	$286,956
Total earning assets (2)	737,678	702,662	291,492	727,350	693,051	287,259
Total assets (2)	779,384	734,117	301,743	769,262	724,493	297,729
Total deposits	707,028	701,790	5,238	696,939	692,172	4,767
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$300,412	$5,340	$295,072	$292,454	$5,283	$287,171
Total earning assets (2)	744,219	708,382	295,561	752,620	717,753	287,661
Total assets (2)	786,963	740,485	306,202	794,510	748,742	298,562
Total deposits	714,223	708,162	6,061	721,727	716,345	5,382

				Second Quarter 2018
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$6,593	$3,895	$2,698
Noninterest income:
Card income				1,292	(8)	1,300
Service charges				1,072	1,072	—
All other income				276	188	88
Total noninterest income				2,640	1,252	1,388
Total revenue, net of interest expense				9,233	5,147	4,086

Provision for credit losses				944	46	898

Noninterest expense				4,367	2,644	1,723
Income before income taxes				3,922	2,457	1,465
Income tax expense				1,000	627	373
Net income				$2,922	$1,830	$1,092

Net interest yield				3.67%	2.28%	3.92%
Return on average allocated capital (1)				32	61	18
Efficiency ratio				47.31	51.40	42.17

Balance Sheet
Average
Total loans and leases				$280,689	$5,191	$275,498
Total earning assets (2)				720,871	686,324	276,436
Total assets (2)				759,982	714,494	287,377
Total deposits				687,812	682,202	5,610
Allocated capital (1)				37,000	12,000	25,000

Period end
Total loans and leases				$283,565	$5,212	$278,353
Total earning assets (2)				729,029	693,702	279,399
Total assets (2)				768,188	721,647	290,613
Total deposits				695,530	689,258	6,272

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30
	2019			2018
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$14,222	$8,670	$5,552	$13,070	$7,607	$5,463
Noninterest income:
Card income	2,465	(13)	2,478	2,526	(15)	2,541
Service charges	2,065	2,064	1	2,116	2,115	1
All other income	597	442	155	502	320	182
Total noninterest income	5,127	2,493	2,634	5,144	2,420	2,724
Total revenue, net of interest expense	19,349	11,163	8,186	18,214	10,027	8,187

Provision for credit losses	1,921	90	1,831	1,879	87	1,792

Noninterest expense	8,763	5,302	3,461	8,915	5,366	3,549
Income before income taxes	8,665	5,771	2,894	7,420	4,574	2,846
Income tax expense	2,123	1,414	709	1,893	1,167	726
Net income	$6,542	$4,357	$2,185	$5,527	$3,407	$2,120

Net interest yield	3.92%	2.51%	3.87%	3.69%	2.26%	4.00%
Return on average allocated capital (1)	36	73	18	30	57	17
Efficiency ratio	45.29	47.51	42.27	48.95	53.51	43.36

Balance Sheet
Average
Total loans and leases	$294,340	$5,323	$289,017	$280,126	$5,180	$274,946
Total earning assets (2)	732,543	697,883	289,387	714,345	680,013	275,597
Total assets (2)	774,351	729,332	299,747	753,352	707,992	286,625
Total deposits	702,011	697,008	5,003	681,119	675,630	5,489
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$300,412	$5,340	$295,072	$283,565	$5,212	$278,353
Total earning assets (2)	744,219	708,382	295,561	729,029	693,702	279,399
Total assets (2)	786,963	740,485	306,202	768,188	721,647	290,613
Total deposits	714,223	708,162	6,061	695,530	689,258	6,272

For footnotes, see page 18.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Net interest income	$3,308	$3,122	$1,624	$1,684	$1,612	$1,531	$1,538
Noninterest income:
Investment and brokerage services	5,805	5,977	2,963	2,842	2,977	3,004	2,937
All other income	607	498	313	294	450	282	267
Total noninterest income	6,412	6,475	3,276	3,136	3,427	3,286	3,204
Total revenue, net of interest expense	9,720	9,597	4,900	4,820	5,039	4,817	4,742

Provision for credit losses	26	50	21	5	23	13	12

Noninterest expense	6,886	7,008	3,458	3,428	3,563	3,443	3,427
Income before income taxes	2,808	2,539	1,421	1,387	1,453	1,361	1,303
Income tax expense	688	647	348	340	370	347	332
Net income	$2,120	$1,892	$1,073	$1,047	$1,083	$1,014	$971

Net interest yield	2.37%	2.43%	2.35%	2.40%	2.41%	2.37%	2.42%
Return on average allocated capital (1)	30	26	30	29	30	28	27
Efficiency ratio	70.85	73.02	70.58	71.13	70.72	71.48	72.25

Balance Sheet
Average
Total loans and leases	$165,369	$159,969	$166,324	$164,403	$163,516	$161,869	$160,833
Total earning assets (2)	281,028	258,940	277,068	285,033	265,038	256,286	255,146
Total assets (2)	293,451	275,997	289,819	297,123	283,264	273,582	272,318
Total deposits	257,856	239,627	253,925	261,831	247,427	238,291	236,214
Allocated capital (1)	14,500	14,500	14,500	14,500	14,500	14,500	14,500

Period end
Total loans and leases	$168,993	$162,034	$168,993	$164,483	$164,854	$162,191	$162,034
Total earning assets (2)	275,456	253,911	275,456	284,470	287,199	258,561	253,911
Total assets (2)	287,878	270,915	287,878	296,785	305,907	276,146	270,915
Total deposits	251,818	233,925	251,818	261,168	268,700	239,654	233,925

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Revenue by Business
Merrill Lynch Global Wealth Management	$8,012	$7,883	$4,047	$3,965	$4,164	$3,951	$3,888
Bank of America Private Bank	1,708	1,714	853	855	875	866	854
Total revenue, net of interest expense	$9,720	$9,597	$4,900	$4,820	$5,039	$4,817	$4,742

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,440,710	$2,311,598	$2,440,710	$2,384,492	$2,193,562	$2,385,479	$2,311,598
Bank of America Private Bank	458,081	442,608	458,081	452,477	427,294	455,894	442,608
Total client balances	$2,898,791	$2,754,206	$2,898,791	$2,836,969	$2,620,856	$2,841,373	$2,754,206

Client Balances by Type, at period end
Assets under management (1, 2)	$1,203,783	$1,138,500	$1,203,783	$1,169,713	$1,072,234	$1,182,504	$1,138,500
Brokerage and other assets	1,314,457	1,254,135	1,314,457	1,282,091	1,162,997	1,292,219	1,254,135
Deposits	251,818	233,925	251,818	261,168	268,700	239,654	233,925
Loans and leases (3)	172,265	165,145	172,265	167,455	167,938	165,125	165,145
Less: Managed deposits in assets under management (1)	(43,532)	(37,499)	(43,532)	(43,458)	(51,013)	(38,129)	(37,499)
Total client balances	$2,898,791	$2,754,206	$2,898,791	$2,836,969	$2,620,856	$2,841,373	$2,754,206

Assets Under Management Rollforward (1)
Assets under management, beginning balance	$1,072,234	$1,121,383	$1,169,713	$1,072,234	$1,182,504	$1,138,500	$1,122,571
Net client flows	11,192	31,878	5,274	5,918	4,527	8,202	10,420
Market valuation/other	120,357	(14,761)	28,796	91,561	(114,797)	35,802	5,509
Total assets under management, ending balance	$1,203,783	$1,138,500	$1,203,783	$1,169,713	$1,072,234	$1,182,504	$1,138,500

Associates, at period end (4)
Number of financial advisors	17,508	17,442	17,508	17,535	17,518	17,456	17,442
Total wealth advisors, including financial advisors	19,512	19,350	19,512	19,524	19,459	19,343	19,350
Total primary sales professionals, including financial advisors and wealth advisors	20,611	20,451	20,611	20,657	20,586	20,466	20,451

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (5) (in thousands)	$1,061	$1,027	$1,082	$1,039	$1,046	$1,035	$1,017

Bank of America Private Bank Metric, at period end
Primary sales professionals	1,808	1,723	1,808	1,795	1,748	1,711	1,723

(1)	Assets under management include deposits that are managed within investment accounts. Prior periods have been revised to conform to current period presentation.

(2)	Defined as managed assets under advisory and/or discretion of GWIM.

(3)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(4)
Includes financial advisors in the Consumer Banking segment of 2,818, 2,773, 2,722, 2,618 and 2,622 at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(5)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain asset and liability management (ALM) activities, divided by the total average number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Net interest income	$5,499	$5,418	$2,709	$2,790	$2,849	$2,726	$2,739
Noninterest income:
Service charges	1,462	1,532	749	713	742	753	768
Investment banking fees	1,426	1,487	717	709	761	644	743
All other income	1,743	1,572	800	943	818	700	764
Total noninterest income	4,631	4,591	2,266	2,365	2,321	2,097	2,275
Total revenue, net of interest expense	10,130	10,009	4,975	5,155	5,170	4,823	5,014

Provision for credit losses	236	(7)	125	111	85	(70)	(23)

Noninterest expense	4,478	4,477	2,212	2,266	2,128	2,142	2,185
Income before income taxes	5,416	5,539	2,638	2,778	2,957	2,751	2,852
Income tax expense	1,462	1,440	712	750	769	714	741
Net income	$3,954	$4,099	$1,926	$2,028	$2,188	$2,037	$2,111

Net interest yield	2.91%	3.01%	2.80%	2.98%	2.99%	2.99%	3.01%
Return on average allocated capital (1)	19	20	19	20	21	20	21
Efficiency ratio	44.20	44.72	44.45	43.96	41.15	44.42	43.57

Balance Sheet
Average
Total loans and leases	$371,326	$353,398	$372,531	$370,108	$357,410	$352,712	$355,088
Total earning assets (2)	381,111	363,212	387,819	380,308	378,163	362,316	364,587
Total assets (2)	435,803	423,209	442,591	434,920	440,522	423,643	424,540
Total deposits	355,866	323,807	362,619	349,037	359,642	337,685	323,215
Allocated capital (1)	41,000	41,000	41,000	41,000	41,000	41,000	41,000

Period end
Total loans and leases	$376,948	$355,473	$376,948	$373,017	$365,717	$352,332	$355,473
Total earning assets (2)	384,884	364,428	384,884	381,490	377,812	368,095	364,428
Total assets (2)	440,352	426,448	440,352	436,066	442,330	430,846	426,448
Total deposits	358,902	326,029	358,902	343,897	360,248	350,748	326,029

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Investment Banking fees (1)
Advisory (2)	$557	$545	$254	$303	$371	$237	$269
Debt issuance	651	723	324	327	309	295	367
Equity issuance	218	219	139	79	81	112	107
Total Investment Banking fees (3)	$1,426	$1,487	$717	$709	$761	$644	$743

Business Lending
Corporate	$1,968	$2,032	$923	$1,045	$964	$908	$1,036
Commercial	2,080	2,093	1,046	1,034	1,142	1,095	1,046
Business Banking	184	216	90	94	107	108	110
Total Business Lending revenue	$4,232	$4,341	$2,059	$2,173	$2,213	$2,111	$2,192

Global Transaction Services
Corporate	$2,012	$1,877	$1,005	$1,007	$1,004	$951	$956
Commercial	1,780	1,642	889	891	872	832	829
Business Banking	533	473	267	266	266	248	241
Total Global Transaction Services revenue	$4,325	$3,992	$2,161	$2,164	$2,142	$2,031	$2,026

Average deposit balances
Interest-bearing	$185,307	$116,889	$195,575	$174,924	$163,465	$140,126	$120,427
Noninterest-bearing	170,559	206,918	167,044	174,113	196,177	197,559	202,788
Total average deposits	$355,866	$323,807	$362,619	$349,037	$359,642	$337,685	$323,215

Loan spread	1.43%	1.54%	1.41%	1.44%	1.43%	1.48%	1.54%

Provision for credit losses	$236	$(7)	$125	$111	$85	$(70)	$(23)

Credit quality (4, 5)
Reservable criticized utilized exposure	$10,260	$10,482	$10,260	$10,308	$9,488	$10,065	$10,482
	2.59%	2.77%	2.59%	2.62%	2.43%	2.68%	2.77%

Nonperforming loans, leases and foreclosed properties	$1,088	$1,133	$1,088	$1,087	$1,004	$746	$1,133
	0.29%	0.32%	0.29%	0.29%	0.28%	0.21%	0.32%

Average loans and leases by product
U.S. commercial	$215,294	$201,808	$215,941	$214,642	$206,350	$201,372	$202,879
Non-U.S. commercial	83,468	79,055	84,263	82,663	77,818	78,255	79,390
Commercial real estate	50,763	50,264	51,006	50,517	50,974	51,252	50,745
Commercial lease financing	21,800	22,268	21,320	22,286	22,266	21,831	22,069
Other	1	3	1	—	2	2	5
Total average loans and leases	$371,326	$353,398	$372,531	$370,108	$357,410	$352,712	$355,088

Total Corporation Investment Banking fees
Advisory (2)	$631	$599	$288	$343	$397	$262	$303
Debt issuance	1,494	1,701	746	748	699	684	874
Equity issuance	629	604	395	234	272	307	290
Total investment banking fees including self-led deals	2,754	2,904	1,429	1,325	1,368	1,253	1,467
Self-led deals	(119)	(129)	(58)	(61)	(20)	(49)	(45)
Total Investment Banking fees	$2,635	$2,775	$1,371	$1,264	$1,348	$1,204	$1,422

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Net interest income	$1,764	$1,989	$811	$953	$935	$933	$968
Noninterest income:
Investment and brokerage services	877	918	433	444	474	388	430
Investment banking fees	1,121	1,261	584	537	513	522	651
Trading account income	4,043	4,577	1,961	2,082	1,132	1,551	2,020
All other income	521	318	356	165	193	479	182
Total noninterest income	6,562	7,074	3,334	3,228	2,312	2,940	3,283
Total revenue, net of interest expense (1)	8,326	9,063	4,145	4,181	3,247	3,873	4,251

Provision for credit losses	(18)	(4)	5	(23)	6	(2)	(1)

Noninterest expense	5,432	5,651	2,677	2,755	2,552	2,633	2,726
Income before income taxes	2,912	3,416	1,463	1,449	689	1,242	1,526
Income tax expense	830	888	417	413	179	323	397
Net income	$2,082	$2,528	$1,046	$1,036	$510	$919	$1,129

Return on average allocated capital (2)	12%	15%	12%	12%	6%	10%	13%
Efficiency ratio	65.23	62.35	64.55	65.91	78.58	68.00	64.15

Balance Sheet
Average
Total trading-related assets	$485,315	$468,175	$496,205	$474,303	$463,998	$460,279	$473,126
Total loans and leases	70,335	74,412	70,587	70,080	70,609	71,231	75,053
Total earning assets	473,242	488,307	474,061	472,414	458,331	459,073	490,482
Total assets	674,790	678,428	685,411	664,052	655,069	652,481	678,501
Total deposits	31,246	31,524	31,128	31,366	31,077	30,721	30,736
Allocated capital (2)	35,000	35,000	35,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets	$487,094	$441,657	$487,094	$485,637	$447,998	$456,643	$441,657
Total loans and leases	74,136	73,496	74,136	70,052	73,928	73,023	73,496
Total earning assets	475,836	454,706	475,836	470,700	457,224	447,304	454,706
Total assets	674,985	637,110	674,985	671,123	641,923	646,359	637,110
Total deposits	29,961	31,450	29,961	31,073	37,841	41,102	31,450

Trading-related assets (average)
Trading account securities	$238,400	$209,772	$251,401	$225,254	$225,335	$215,397	$209,271
Reverse repurchases	120,228	128,125	117,730	122,753	119,341	124,842	132,257
Securities borrowed	83,856	82,831	83,374	84,343	75,374	74,648	83,282
Derivative assets	42,831	47,447	43,700	41,953	43,948	45,392	48,316
Total trading-related assets	$485,315	$468,175	$496,205	$474,303	$463,998	$460,279	$473,126

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 25.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$4,377	$4,765	$2,098	$2,279	$1,517	$1,989	$2,132
Equities	2,325	2,831	1,144	1,181	1,071	998	1,319
Total sales and trading revenue	$6,702	$7,596	$3,242	$3,460	$2,588	$2,987	$3,451

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$4,486	$4,871	$2,128	$2,358	$1,472	$2,069	$2,316
Equities	2,337	2,840	1,145	1,192	1,064	1,017	1,314
Total sales and trading revenue, excluding net debit valuation adjustment	$6,823	$7,711	$3,273	$3,550	$2,536	$3,086	$3,630

Sales and trading revenue breakdown
Net interest income	$1,415	$1,737	$665	$750	$806	$813	$842
Commissions	857	896	424	433	463	378	420
Trading	4,041	4,576	1,960	2,081	1,131	1,550	2,020
Other	389	387	193	196	188	246	169
Total sales and trading revenue	$6,702	$7,596	$3,242	$3,460	$2,588	$2,987	$3,451

(1)
Includes Global Banking sales and trading revenue of $243 million and $244 million for the six months ended June 30, 2019 and 2018, and $128 million and $115 million for the second and first quarters of 2019, and $126 million, $51 million and $79 million for the fourth, third and second quarters of 2018, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018
Net interest income	$73	$302	$78	$(5)	$152	$178	$144
Noninterest income (loss)	(1,208)	(1,262)	(582)	(626)	(738)	(258)	(681)
Total revenue, net of interest expense	(1,135)	(960)	(504)	(631)	(586)	(80)	(537)

Provision for credit losses	(295)	(257)	(241)	(54)	(124)	(95)	(105)

Noninterest expense	933	1,015	514	419	395	471	519
Loss before income taxes	(1,773)	(1,718)	(777)	(996)	(857)	(456)	(951)
Income tax expense (benefit)	(1,734)	(1,374)	(786)	(948)	(917)	(488)	(602)
Net income (loss)	$(39)	$(344)	$9	$(48)	$60	$32	$(349)

Balance Sheet
Average
Total loans and leases	$45,921	$65,470	$44,695	$47,160	$53,324	$59,930	$63,155
Total assets (2)	201,732	193,283	201,846	195,635	196,704	208,458	187,337
Total deposits	20,721	22,896	20,750	20,691	19,979	22,118	22,682

Period end
Total loans and leases	$43,311	$61,256	$43,311	$45,609	$48,061	$54,978	$61,256
Total assets (3)	205,714	189,009	205,714	178,680	195,466	219,984	189,009
Total deposits	20,189	22,757	20,189	21,472	18,541	21,375	22,757

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $543.0 billion and $517.1 billion for the six months ended June 30, 2019 and 2018, $549.5 billion and $542.4 billion for the second and first quarters of 2019, and $525.6 billion, $516.3 billion and $519.6 billion and the fourth, third and second quarters of 2018, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $544.0 billion, $566.8 billion, $540.8 billion, $529.8 billion and $522.2 billion at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2019	March 31 2019	June 30 2018
Consumer
Residential mortgage	$219,929	$212,023	$207,564
Home equity	44,134	46,241	53,587
U.S. credit card	93,989	93,009	94,790
Direct/Indirect consumer (1)	90,850	89,548	92,621
Other consumer (2)	174	152	167
Total consumer loans excluding loans accounted for under the fair value option	449,076	440,973	448,729
Consumer loans accounted for under the fair value option (3)	658	668	848
Total consumer	449,734	441,641	449,577

Commercial
U.S. commercial	305,695	300,399	289,741
Non-U.S. commercial	104,173	101,029	94,450
Commercial real estate (4)	61,659	61,215	61,073
Commercial lease financing	20,384	21,196	21,399
	491,911	483,839	466,663
U.S. small business commercial (5)	14,950	14,616	14,205
Total commercial loans excluding loans accounted for under the fair value option	506,861	498,455	480,868
Commercial loans accounted for under the fair value option (3)	7,205	5,519	5,379
Total commercial	514,066	503,974	486,247
Total loans and leases	$963,800	$945,615	$935,824

(1)
Includes auto and specialty lending loans and leases of $50.3 billion, $49.9 billion and $50.2 billion, unsecured consumer lending loans of $344 million, $355 million and $410 million, U.S. securities-based lending loans of $36.5 billion, $35.8 billion and $38.4 billion, non-U.S. consumer loans of $2.9 billion, $2.8 billion and $2.8 billion and other consumer loans of $811 million, $697 million and $769 million at June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

(2)	Substantially all of other consumer is consumer overdrafts.

(3)
Consumer loans accounted for under the fair value option includes residential mortgage loans of $300 million, $315 million and $489 million and home equity loans of $358 million, $353 million and $359 million at June 30, 2019, March 31, 2019 and June 30, 2018, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $3.9 billion, $2.8 billion and $3.5 billion and non-U.S. commercial loans of $3.3 billion, $2.7 billion and $1.9 billion at June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

(4)
Includes U.S. commercial real estate loans of $57.0 billion, $56.8 billion and $57.1 billion and non-U.S. commercial real estate loans of $4.6 billion, $4.4 billion and $4.0 billion at June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

(5)	Includes card-related products.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$215,822	$99,946	$78,334	$—	$—	$37,542
Home equity	45,944	34,801	3,460	—	356	7,327
U.S. credit card	93,627	90,881	2,745	—	—	1
Direct/Indirect and other consumer	90,453	50,600	39,847	1	—	5
Total consumer	445,846	276,228	124,386	1	356	44,875

Commercial
U.S. commercial	318,243	20,146	38,165	215,941	43,775	216
Non-U.S. commercial	103,844	—	97	84,263	19,382	102
Commercial real estate	61,778	14	3,673	51,006	7,074	11
Commercial lease financing	20,814	—	3	21,320	—	(509)
Total commercial	504,679	20,160	41,938	372,530	70,231	(180)
Total loans and leases	$950,525	$296,388	$166,324	$372,531	$70,587	$44,695

	First Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$210,174	$93,881	$76,822	$—	$—	$39,471
Home equity	47,690	35,816	3,575	—	348	7,951
U.S. credit card	95,008	92,213	2,795	—	—	—
Direct/Indirect and other consumer	90,430	50,602	39,824	—	—	4
Total consumer	443,302	272,512	123,016	—	348	47,426

Commercial
U.S. commercial	316,089	19,744	37,727	214,642	43,766	210
Non-U.S. commercial	101,996	—	107	82,663	19,198	28
Commercial real estate	60,859	13	3,550	50,517	6,768	11
Commercial lease financing	21,774	—	3	22,286	—	(515)
Total commercial	500,718	19,757	41,387	370,108	69,732	(266)
Total loans and leases	$944,020	$292,269	$164,403	$370,108	$70,080	$47,160

	Second Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$206,083	$81,402	$73,663	$4	$—	$51,014
Home equity	54,863	38,239	3,829	—	365	12,430
U.S. credit card	93,531	90,481	3,050	—	—	—
Direct/Indirect and other consumer	93,620	51,602	42,011	1	—	6
Total consumer	448,097	261,724	122,553	5	365	63,450

Commercial
U.S. commercial	305,372	18,950	34,440	202,879	48,827	276
Non-U.S. commercial	99,255	—	24	79,390	19,800	41
Commercial real estate	60,653	15	3,813	50,745	6,061	19
Commercial lease financing	21,441	—	3	22,069	—	(631)
Total commercial	486,721	18,965	38,280	355,083	74,688	(295)
Total loans and leases	$934,818	$280,689	$160,833	$355,088	$75,053	$63,155

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2019	March 31 2019	June 30 2018	June 30 2019	March 31 2019	June 30 2018
Asset managers and funds	$70,196	$67,300	$67,210	$108,005	$104,843	$103,136
Real estate (5)	66,907	66,568	64,899	89,729	87,529	89,400
Capital goods	39,594	38,628	39,876	75,129	73,686	75,092
Finance companies	39,106	36,432	34,173	62,904	57,199	54,010
Healthcare equipment and services	35,420	36,095	35,299	57,097	56,488	57,893
Government and public education	42,813	42,950	45,827	54,774	54,321	55,565
Materials	27,850	28,203	26,261	52,257	52,286	50,435
Retailing	26,496	25,943	25,689	47,936	45,945	45,591
Consumer services	25,754	25,514	26,285	47,216	42,788	43,913
Food, beverage and tobacco	25,379	23,978	24,226	45,580	43,153	43,803
Commercial services and supplies	22,179	21,549	22,265	37,784	38,768	36,834
Energy	14,953	14,643	16,181	37,377	32,842	35,163
Transportation	24,867	23,519	21,425	34,581	32,099	30,054
Utilities	12,141	12,208	10,881	31,254	30,146	26,884
Global commercial banks	25,932	27,767	27,975	28,886	30,040	30,015
Individuals and trusts	18,880	18,628	18,507	25,752	25,159	24,487
Media	12,066	11,676	12,205	24,826	23,641	31,296
Technology hardware and equipment	9,405	11,514	9,827	21,707	24,398	20,933
Vehicle dealers	17,674	18,100	16,400	20,848	21,168	19,732
Consumer durables and apparel	10,311	9,870	9,201	19,993	18,625	18,568
Software and services	10,403	9,658	7,686	19,660	20,727	17,494
Pharmaceuticals and biotechnology	6,135	6,638	7,595	16,521	18,660	19,448
Telecommunication services	8,913	8,695	7,386	15,318	16,158	13,206
Automobiles and components	7,795	7,632	7,192	15,065	14,143	14,338
Financial markets infrastructure (clearinghouses)	11,626	8,338	5,343	13,345	10,053	7,135
Insurance	6,148	5,841	6,215	13,231	13,834	12,778
Food and staples retailing	5,850	5,982	5,222	9,768	9,733	11,259
Religious and social organizations	3,976	4,061	3,807	5,914	6,077	5,587
Total commercial credit exposure by industry	$628,769	$617,930	$605,058	$1,032,457	$1,004,509	$994,049

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $33.0 billion, $32.4 billion and $33.3 billion at June 30, 2019, March 31, 2019 and June 30, 2018, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $29.4 billion, $32.6 billion and $36.1 billion, which consists primarily of other marketable securities, at June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

(2)
Total utilized and total committed exposure includes loans of $7.2 billion, $5.5 billion and $5.4 billion and issued letters of credit with a notional amount of $107 million, $61 million and $167 million accounted for under the fair value option at June 30, 2019, March 31, 2019 and June 30, 2018, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.5 billion, $3.0 billion and $3.2 billion at June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at June 30 2019	Hedges and Credit Default Protection (3)	Net Country Exposure at June 30 2019 (4)	Increase (Decrease) from March 31 2019
United Kingdom	$30,513	$17,718	$7,816	$2,390	$58,437	$(3,277)	$55,160	$1,420
Germany	34,833	8,737	2,457	2,132	48,159	(2,332)	45,827	11,875
Japan	20,546	697	1,073	1,757	24,073	(1,371)	22,702	2,575
Canada	7,708	7,282	1,358	3,234	19,582	(549)	19,033	1,799
India	7,952	822	447	5,170	14,391	(206)	14,185	1,792
France	7,002	6,192	1,149	2,330	16,673	(2,893)	13,780	1,089
China	11,467	384	778	1,041	13,670	(426)	13,244	(943)
Brazil	7,899	651	271	3,675	12,496	(233)	12,263	626
Australia	6,335	3,434	457	893	11,119	(614)	10,505	(922)
Netherlands	6,928	2,800	406	961	11,095	(1,001)	10,094	1,464
South Korea	5,911	587	674	2,775	9,947	(187)	9,760	940
Switzerland	5,457	3,285	392	273	9,407	(609)	8,798	1,223
Hong Kong	5,818	205	487	1,258	7,768	(31)	7,737	237
Singapore	3,593	180	274	2,319	6,366	(68)	6,298	347
Belgium	4,741	1,194	108	489	6,532	(246)	6,286	62
Mexico	4,298	1,165	166	743	6,372	(163)	6,209	(143)
Spain	4,185	1,922	142	713	6,962	(988)	5,974	1,358
United Arab Emirates	3,240	220	141	5	3,606	(59)	3,547	(120)
Italy	2,615	1,242	534	609	5,000	(1,473)	3,527	(140)
Ireland	1,597	778	106	158	2,639	(55)	2,584	(127)
Total top 20 non-U.S. countries exposure	$182,638	$59,495	$19,236	$32,925	$294,294	$(16,781)	$277,513	$24,412

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2019	March 31 2019	December 31 2018	September 30 2018	June 30 2018
Residential mortgage	$1,744	$1,773	$1,893	$2,034	$2,140
Home equity	1,203	1,751	1,893	2,226	2,452
Direct/Indirect consumer	80	54	56	46	47
Total consumer	3,027	3,578	3,842	4,306	4,639
U.S. commercial	820	870	794	699	881
Non-U.S. commercial	122	80	80	31	170
Commercial real estate	112	213	156	46	117
Commercial lease financing	55	52	18	14	34
	1,109	1,215	1,048	790	1,202
U.S. small business commercial	51	57	54	58	56
Total commercial	1,160	1,272	1,102	848	1,258
Total nonperforming loans and leases	4,187	4,850	4,944	5,154	5,897
Foreclosed properties (1)	265	295	300	295	284
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$4,452	$5,145	$5,244	$5,449	$6,181

Fully-insured home loans past due 30 days or more and still accruing	$2,155	$2,390	$2,790	$3,183	$3,454
Consumer credit card past due 30 days or more and still accruing	1,838	1,932	1,989	1,805	1,695
Other loans past due 30 days or more and still accruing	2,864	2,905	3,539	3,255	3,682
Total loans past due 30 days or more and still accruing (3, 5, 6)	$6,857	$7,227	$8,318	$8,243	$8,831

Fully-insured home loans past due 90 days or more and still accruing	$1,364	$1,593	$1,884	$2,161	$2,483
Consumer credit card past due 90 days or more and still accruing	941	1,005	994	872	865
Other loans past due 90 days or more and still accruing	268	181	352	256	341
Total loans past due 90 days or more and still accruing (3, 5, 6)	$2,573	$2,779	$3,230	$3,289	$3,689

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.19%	0.22%	0.22%	0.23%	0.27%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.47	0.55	0.56	0.59	0.66
Nonperforming loans and leases/Total loans and leases (7)	0.44	0.52	0.52	0.56	0.63

Commercial reservable criticized utilized exposure (8)	$11,834	$11,821	$11,061	$11,597	$12,357
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	2.19%	2.22%	2.08%	2.26%	2.40%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	2.04	2.07	1.93	2.16	2.34

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $294 million, $400 million, $488 million, $500 million and $573 million at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)	Balances do not include the following:

	June 30 2019	March 31 2019	December 31 2018	September 30 2018	June 30 2018
Nonperforming loans held-for-sale	$278	$457	$291	$177	$220
Nonperforming loans accounted for under the fair value option	10	67	12	16	46

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $3 million, $4 million, $53 million, $30 million and $28 million at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $1 million, $2 million, $8 million and $11 million at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively. At June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, there were $9 million, $6 million, $10 million, $21 million and $24 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.9 billion, $6.2 billion, $4.3 billion, $5.7 billion and $6.2 billion at June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$3,578	$3,842	$4,306	$4,639	$4,906
Additions	390	391	545	484	599
Reductions:
Paydowns and payoffs	(195)	(188)	(214)	(238)	(261)
Sales	(502)	(164)	(438)	(145)	(117)
Returns to performing status (2)	(189)	(249)	(274)	(309)	(336)
Charge-offs (3)	(29)	(28)	(51)	(89)	(114)
Transfers to foreclosed properties	(26)	(26)	(32)	(36)	(38)
Total net reductions to nonperforming loans and leases	(551)	(264)	(464)	(333)	(267)
Total nonperforming consumer loans and leases, end of period	3,027	3,578	3,842	4,306	4,639
Foreclosed properties	205	236	244	265	263
Nonperforming consumer loans, leases and foreclosed properties, end of period	$3,232	$3,814	$4,086	$4,571	$4,902

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,272	$1,102	$848	$1,258	$1,472
Additions	389	640	500	235	244
Reductions:
Paydowns	(210)	(108)	(122)	(287)	(193)
Sales	(117)	(43)	(6)	(130)	(50)
Return to performing status (5)	(23)	(34)	(33)	(95)	(91)
Charge-offs	(151)	(97)	(85)	(116)	(112)
Transfers to foreclosed properties	—	(7)	—	(12)	—
Transfers to loans held-for-sale	—	(181)	—	(5)	(12)
Total net additions (reductions) to nonperforming loans and leases	(112)	170	254	(410)	(214)
Total nonperforming commercial loans and leases, end of period	1,160	1,272	1,102	848	1,258
Foreclosed properties	60	59	56	30	21
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,220	$1,331	$1,158	$878	$1,279

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 31.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Second Quarter 2019		First Quarter 2019		Fourth Quarter 2018		Third Quarter 2018		Second Quarter 2018
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$3	0.01%	$(16)	(0.03)%	$15	0.03%	$12	0.02%	$7	0.01%
Home equity (3)	(155)	(1.36)	11	0.10	(15)	(0.12)	(20)	(0.15)	—	—
U.S. credit card	762	3.26	745	3.18	699	2.90	698	2.92	739	3.17
Direct/Indirect consumer	40	0.18	54	0.24	53	0.23	42	0.18	41	0.18
Other consumer	41	n/m	41	n/m	52	n/m	44	n/m	43	n/m
Total consumer	691	0.62	835	0.77	804	0.71	776	0.69	830	0.74
U.S. commercial	66	0.09	83	0.11	43	0.06	70	0.10	78	0.11
Non-U.S. commercial	48	0.19	—	—	20	0.09	25	0.10	19	0.08
Commercial real estate	4	0.02	5	0.03	(2)	(0.02)	2	0.02	4	0.03
Commercial lease financing	13	0.26	—	—	(1)	(0.01)	—	—	1	0.01
	131	0.11	88	0.07	60	0.05	97	0.08	102	0.09
U.S. small business commercial	65	1.76	68	1.90	60	1.65	59	1.67	64	1.82
Total commercial	196	0.16	156	0.13	120	0.10	156	0.13	166	0.14
Total net charge-offs	$887	0.38	$991	0.43	$924	0.39	$932	0.40	$996	0.43

By Business Segment and All Other
Consumer Banking	$915	1.24%	$925	1.28%	$889	1.22%	$853	1.19%	$896	1.28%
Global Wealth & Investment Management	12	0.03	12	0.03	8	0.02	13	0.03	15	0.04
Global Banking	129	0.14	82	0.09	56	0.06	85	0.10	86	0.10
Global Markets	—	—	—	—	—	—	3	0.02	14	0.08
All Other	(169)	(1.54)	(28)	(0.24)	(29)	(0.22)	(22)	(0.15)	(15)	(0.10)
Total net charge-offs	$887	0.38	$991	0.43	$924	0.39	$932	0.40	$996	0.43

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)
Includes loan sale charge-offs (recoveries) of $0 and $(10) million for the second and first quarters of 2019, and $25 million, $6 million and $(5) million for the fourth, third and second quarters of 2018, respectively.

(3)
Includes loan sale charge-offs (recoveries) of $(118) million and $24 million for the second and first quarters of 2019, and $0, $(8) million and $(2) million for the fourth, third and second quarters of 2018, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Six Months Ended June 30
	2019		2018
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(13)	(0.01)%	$1	—%
Home equity (3)	(144)	(0.62)	33	0.12
U.S. credit card	1,507	3.22	1,440	3.09
Direct/Indirect consumer	94	0.21	100	0.21
Other consumer	82	n/m	86	n/m
Total consumer	1,526	0.69	1,660	0.75
U.S. commercial	149	0.10	102	0.07
Non-U.S. commercial	48	0.10	23	0.05
Commercial real estate	9	0.03	1	—
Commercial lease financing	13	0.13	—	—
	219	0.09	126	0.05
U.S. small business commercial	133	1.83	121	1.75
Total commercial	352	0.14	247	0.10
Total net charge-offs	$1,878	0.40	$1,907	0.41

By Business Segment and All Other
Consumer Banking	$1,840	1.26%	$1,773	1.28%
Global Wealth & Investment Management	24	0.03	40	0.05
Global Banking	211	0.12	105	0.06
Global Markets	—	—	20	0.06
All Other	(197)	(0.88)	(31)	(0.10)
Total net charge-offs	$1,878	0.40	$1,907	0.41

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Includes loan sale net recoveries of $10 million and $23 million for the six months ended June 30, 2019 and 2018.

(3)	Includes loan sale net recoveries of $94 million and $4 million for the six months ended June 30, 2019 and 2018.
n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2019			March 31, 2019			June 30, 2018
	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$358	3.76%	0.16%	$379	3.96%	0.18%	$553	5.50%	0.27%
Home equity	361	3.79	0.82	443	4.63	0.96	813	8.09	1.52
U.S. credit card	3,706	38.90	3.94	3,666	38.27	3.94	3,477	34.60	3.67
Direct/Indirect consumer	233	2.45	0.26	238	2.49	0.27	269	2.68	0.29
Other consumer	31	0.33	n/m	30	0.31	n/m	28	0.28	n/m
Total consumer	4,689	49.23	1.04	4,756	49.66	1.08	5,140	51.15	1.15
U.S. commercial (3)	2,989	31.37	0.93	2,997	31.29	0.95	3,045	30.30	1.00
Non-U.S.commercial	708	7.43	0.68	705	7.36	0.70	751	7.47	0.79
Commercial real estate	972	10.20	1.58	965	10.08	1.58	952	9.47	1.56
Commercial lease financing	169	1.77	0.83	154	1.61	0.73	162	1.61	0.76
Total commercial	4,838	50.77	0.95	4,821	50.34	0.97	4,910	48.85	1.02
Allowance for loan and lease losses	9,527	100.00%	1.00	9,577	100.00%	1.02	10,050	100.00%	1.08
Reserve for unfunded lending commitments	806			802			787
Allowance for credit losses	$10,333			$10,379			$10,837

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.00%			1.02%			1.08%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		228			197			170
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.68			2.38			2.52

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $300 million, $315 million and $489 million and home equity loans of $358 million, $353 million and $359 million at June 30, 2019, March 31, 2019 and June 30, 2018, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $3.9 billion, $2.8 billion and $3.5 billion and non-U.S. commercial loans of $3.3 billion, $2.7 billion and $1.9 billion at June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

(2)	Total loans and leases do not include loans accounted for under the fair value option of $7.9 billion, $6.2 billion and $6.2 billion at June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

(3)	Includes allowance for loan and lease losses for U.S. small business commercial loans of $498 million, $489 million and $465 million at June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

(4)
Allowance for loan and lease losses includes $4.1 billion, $4.1 billion and $4.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at June 30, 2019, March 31, 2019 and June 30, 2018, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 129 percent, 113 percent and 102 percent at June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	35

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the six months ended June 30, 2019 and 2018 and the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
	2019	2018

Reconciliation of average shareholders’ equity to average tangible common shareholders’ equity and average tangible shareholders’ equity
Shareholders’ equity	$267,101	$265,330	$267,975	$266,217	$263,698	$264,653	$265,181
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,750)	(2,193)	(1,736)	(1,763)	(1,857)	(1,992)	(2,126)
Related deferred tax liabilities	805	927	770	841	874	896	916
Tangible shareholders’ equity	$197,205	$195,113	$198,058	$196,344	$193,764	$194,606	$195,020
Preferred stock	(22,433)	(23,321)	(22,537)	(22,326)	(22,326)	(22,841)	(23,868)
Tangible common shareholders’ equity	$174,772	$171,792	$175,521	$174,018	$171,438	$171,765	$171,152

Reconciliation of period-end shareholders’ equity to period-end tangible common shareholders’ equity and period-end tangible shareholders’ equity
Shareholders’ equity	$271,408	$264,216	$271,408	$267,010	$265,325	$262,158	$264,216
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,718)	(2,043)	(1,718)	(1,747)	(1,774)	(1,908)	(2,043)
Related deferred tax liabilities	756	900	756	773	858	878	900
Tangible shareholders’ equity	$201,495	$194,122	$201,495	$197,085	$195,458	$192,177	$194,122
Preferred stock	(24,689)	(23,181)	(24,689)	(22,326)	(22,326)	(22,326)	(23,181)
Tangible common shareholders’ equity	$176,806	$170,941	$176,806	$174,759	$173,132	$169,851	$170,941

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,395,892	$2,291,670	$2,395,892	$2,377,164	$2,354,507	$2,338,833	$2,291,670
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,718)	(2,043)	(1,718)	(1,747)	(1,774)	(1,908)	(2,043)
Related deferred tax liabilities	756	900	756	773	858	878	900
Tangible assets	$2,325,979	$2,221,576	$2,325,979	$2,307,239	$2,284,640	$2,268,852	$2,221,576

Book value per share of common stock
Common shareholders’ equity	$246,719	$241,035	$246,719	$244,684	$242,999	$239,832	$241,035
Ending common shares issued and outstanding	9,342.6	10,012.7	9,342.6	9,568.4	9,669.3	9,858.3	10,012.7
Book value per share of common stock	$26.41	$24.07	$26.41	$25.57	$25.13	$24.33	$24.07

Tangible book value per share of common stock
Tangible common shareholders’ equity	$176,806	$170,941	$176,806	$174,759	$173,132	$169,851	$170,941
Ending common shares issued and outstanding	9,342.6	10,012.7	9,342.6	9,568.4	9,669.3	9,858.3	10,012.7
Tangible book value per share of common stock	$18.92	$17.07	$18.92	$18.26	$17.91	$17.23	$17.07

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	36